                                                                   Exhibit 24



                               POWER OF ATTORNEY





STATE OF ILLINOIS   )
                    )   SS
COUNTY OF Cook      )
         ---------



     KNOW ALL MEN BY THESE PRESENTS that John F. Podjasek, Jr., having an address at Barrington, Illinois, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and David
A. Helfand, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, John F. Podjasek, Jr., has hereunto, set his hand this 5 day of March, 1997.
-        -----


                                             /s/ John F. Podjasek, Jr.
                                             ---------------------------
                                             John F. Podjasek, Jr.



     I, Howard Walker, a Notary Public in and for said County in the State aforesaid, do hereby certify that John F. Podjasek, Jr., personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 5 day of March, 1997
                                                -        -----


                                             /s/ Howard Walker
                                             ------------------
                                             (Notary Public)


My Commission Expires:


     June 9, 1998
---------------------

                                                                     Exhibit 24
                               POWER OF ATTORNEY





STATE OF CALIFORNIA           )
                              )   SS
COUNTY OF  Alameda            )
         -------------------




     KNOW ALL MEN BY THESE PRESENTS that Michael A. Torres, having an address at Alameda, California, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and David A. Helfand, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Michael A. Torres, has hereunto, set his hand this 29 day of January, 1997.
--        --------

                                        /s/ Michael A. Torres
                                        -----------------------
                                        Michael A. Torres



     I, Nancy K. Hagel, a Notary Public in and for said County in the State aforesaid, do hereby certify that Michael A. Torres, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 29 day of January, 1997.
                                                --        --------

                                        /s/ Nancy K. Hagel
                                        --------------------
                                        (Notary Public)


My Commission Expires:


     January 29, 1997
---------------------------

                                                                      Exhibit 24

                               POWER OF ATTORNEY





STATE OF NEW YORK               )
                                )   SS
COUNTY OF New York              )
         --------------




     KNOW ALL MEN BY THESE PRESENTS that Thomas E. Dobrowski, having an address at New York, New York, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and David A. Helfand, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Thomas E. Dobrowski, has hereunto, set his hand this 27 day of February, 1997.
--        ---------

                                       /s/ Thomas E. Dobrowski
                                       ------------------------
                                       Thomas E. Dobrowski



     I, Rosemarie Sobel, a Notary Public in and for said County in the State aforesaid, do hereby certify that Thomas E. Dobrowski, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 27 day of February, 1997.
                                                --        ---------

                                       /s/ Rosemarie Sobel
                                       -------------------
                                       (Notary Public)


My Commission Expires:


     October 31, 1998
----------------------

                                                                     Exhibit 24

                               POWER OF ATTORNEY





STATE OF WASHINGTON         )
                            )   SS
COUNTY OF King              )
          ---------




     KNOW ALL MEN BY THESE PRESENTS that Gary L. Waterman, having an address at Seattle, Washington, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and David A. Helfand, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Gary L. Waterman, has hereunto, set his hand this 26 day of February, 1997.


                                       /s/ Gary L. Waterman
                                       --------------------
                                       Gary L. Waterman



     I, Judy S. Cooley, a Notary Public in and for said County in the State aforesaid, do hereby certify that Gary L. Waterman, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 26 day of February, 1997.
                                                --        ---------

                                       /s/ Judy S. Cooley
                                       -------------------
                                       (Notary Public)


My Commission Expires:

     August 29, 1998
---------------------

                                                                      Exhibit 24


                               POWER OF ATTORNEY





STATE OF MICHIGAN                )
                                 )   SS
COUNTY OF Washtenaw              )
         ----------------------




     KNOW ALL MEN BY THESE PRESENTS that Donald S. Chisholm, having an address at Ann Arbor, Michigan, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and David A. Helfand, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Donald S. Chisholm, has hereunto, set his hand this 25 day of February,1997.


                                       /s/ Donald S. Chisholm
                                       ----------------------
                                       Donald S. Chisholm



     I, Stephanie Maynard, a Notary Public in and for said County in the State aforesaid, do hereby certify that Donald S. Chisholm, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 25 day of February, 1997.
                                                --        --------

                                       /s/ Stephanie Maynard
                                       -----------------------
                                       (Notary Public)


My Commission Expires:


     December 1, 2000
----------------------

                                                                      Exhibit 24


                               POWER OF ATTORNEY





STATE OF CALIFORNIA              )
                                 )   SS
COUNTY OF  Orange                )
        ----------------------



     KNOW ALL MEN BY THESE PRESENTS that Louis H. Masotti, having an address at Newport Beach, California, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and David A. Helfand, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

     IN WITNESS WHEREOF, Louis H. Masotti, has hereunto, set his hand this 4
day of March,  1997.                                                       -
       -----

                                       /s/ Louis H. Masotti
                                       ----------------------
                                       Louis H. Masotti



     I, Mary K. Meyer, a Notary Public in and for said County in the State aforesaid, do hereby certify that Louis H. Masotti, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 4 day of March, 1997.
                                                -        -----

                                       /s/ Mary K. Meyer
                                       -------------------
                                       (Notary Public)


My Commission Expires:


     March 3, 1998
----------------------